EXHIBIT 10.3
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                             CARRIAGE SERVICES, INC.

                                 $300,000,000
                         Senior Notes Issuable In Series

                                 $25,000,000
                        7.73% Senior Notes, Series 1999-A
                                due July 30, 2004

                                 $60,000,000
                        7.96% Senior Notes, Series 1999-B
                                due July 30, 2006

                                 $25,000,000
                        8.06% Senior Notes, Series 1999-C
                                due July 30, 2008

                                    ---------

                             NOTE PURCHASE AGREEMENT
                                    ---------


                            Dated as of July 1, 1999



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                                                Series 1999-A PPN:  143905 A*8
                                                Series 1999-B PPN:  143905 A@6
                                                Series 1999-C PPN:  143905 A#4
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                                TABLE OF CONTENTS

SECTION                                                                    PAGE
-------                                                                    ----

1.    AUTHORIZATION OF NOTES.................................................1
      1.1.  Amount; Establishment of Series..................................1
      1.2.  The Series 1999 Notes............................................2

2.    SALE AND PURCHASE OF SERIES 1999 NOTES.................................3

3.    CLOSING................................................................3

4.    CONDITIONS TO CLOSING..................................................3
      4.1.  Representations and Warranties...................................3
      4.2.  Performance; No Default..........................................4
      4.3.  Compliance Certificates..........................................4
      4.4.  Opinions of Counsel..............................................4
      4.5.  Purchase Permitted By Applicable Law, etc........................4
      4.6.  Sale of Other Notes..............................................5
      4.7.  Payment of Special Counsel Fees..................................5
      4.8.  Private Placement Number.........................................5
      4.9.  Changes in Corporate Structure...................................5
      4.10. Subsidiary Guaranty..............................................5
      4.11. Intercreditor Agreement..........................................5
      4.12. Proceedings and Documents........................................5

5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................6
      5.1.  Organization; Power and Authority................................6
      5.2.  Authorization, etc...............................................6
      5.3.  Disclosure.......................................................7
      5.4.  Organization and Ownership of Shares of Subsidiaries;
            Affiliates.......................................................7
      5.5.  Financial Statements.............................................8
      5.6.  Compliance with Laws, Other Instruments, etc.....................8
      5.7.  Governmental Authorizations, etc.................................9
      5.8.  Litigation; Observance of Agreements, Statutes and Orders........9
      5.9.  Taxes............................................................9
      5.10. Title to Property; Leases.......................................10
      5.11. Licenses, Permits, etc..........................................10
      5.12. Compliance with ERISA...........................................10
      5.13. Private Offering by the Company.................................11
      5.14. Use of Proceeds; Margin Regulations.............................12
      5.15. Existing Indebtedness; Future Liens.............................12
      5.16. Foreign Assets Control Regulations, etc.........................12
      5.17. Status under Certain Statutes...................................13

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      5.18. Environmental Matters...........................................13
      5.19. Solvency of Subsidiary Guarantors...............................13
      5.20. Year 2000 Compliant.............................................14

6.    REPRESENTATIONS OF THE PURCHASERS.....................................14
      6.1.  Purchase for Investment.........................................14
      6.2.  Source of Funds.................................................14

7.    INFORMATION AS TO COMPANY.............................................16
      7.1.  Financial and Business Information..............................16
      7.2.  Officer's Certificate...........................................19
      7.3.  Inspection......................................................20

8.    PREPAYMENT OF THE NOTES...............................................20
      8.1.  Required Prepayments............................................20
      8.2.  Optional Prepayments with Make-Whole Amount.....................21
      8.3.  Allocation of Partial Prepayments...............................22
      8.4.  Maturity; Surrender, etc........................................22
      8.5.  Purchase of Notes...............................................22
      8.6.  Make-Whole Amount...............................................23

9.    AFFIRMATIVE COVENANTS.................................................24
      9.1.  Compliance with Law.............................................24
      9.2.  Insurance.......................................................24
      9.3.  Maintenance of Properties.......................................25
      9.4.  Payment of Taxes and Claims.....................................25
      9.5.  Corporate Existence, etc........................................25

10.   NEGATIVE COVENANTS....................................................26
      10.1. Adjusted Consolidated Net Worth.................................26
      10.2. Consolidated Indebtedness.......................................26
      10.3. Indebtedness of Restricted Subsidiaries.........................26
      10.4. Fixed Charge Coverage Ratio.....................................26
      10.5. Restricted Payments.............................................27
      10.6. Liens...........................................................27
      10.7. Sale of Assets..................................................28
      10.8. Sale-and-Leasebacks.............................................29
      10.9. Mergers, Consolidations, etc....................................29
      10.10. Disposition of Stock of Restricted Subsidiaries................30
      10.11. Designation of Unrestricted and Restricted Subsidiaries........30
      10.12. Nature of Business.............................................31
      10.13. Transactions with Affiliates...................................31
      10.14. Subsidiary Guaranties..........................................31

11.   EVENTS OF DEFAULT.....................................................31

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12.   REMEDIES ON DEFAULT, ETC..............................................34
      12.1. Acceleration....................................................34
      12.2. Other Remedies..................................................34
      12.3. Rescission......................................................35
      12.4. No Waivers or Election of Remedies, Expenses, etc...............35

13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.........................35
      13.1. Registration of Notes...........................................35
      13.2. Transfer and Exchange of Notes..................................36
      13.3. Replacement of Notes............................................36

14.   PAYMENTS ON NOTES.....................................................37
      14.1. Place of Payment................................................37
      14.2. Home Office Payment.............................................37

15.   EXPENSES, ETC.........................................................38
      15.1. Transaction Expenses............................................38
      15.2. Survival........................................................38

16.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT..........38

17.   AMENDMENT AND WAIVER..................................................39
      17.1. Requirements....................................................39
      17.2. Solicitation of Holders of Notes................................39
      17.3. Binding Effect, etc.............................................39
      17.4. Notes held by Company, etc......................................40

18.   NOTICES...............................................................40

19.   REPRODUCTION OF DOCUMENTS.............................................41

20.   CONFIDENTIAL INFORMATION..............................................41

21.   SUBSTITUTION OF PURCHASER.............................................42

22.   RELEASE OF SUBSIDIARY GUARANTY........................................42

23.   MISCELLANEOUS.........................................................43
      23.1. Successors and Assigns..........................................43
      23.2. Payments Due on Non-Business Days...............................43
      23.3. Severability....................................................43
      23.4. Construction....................................................43
      23.5. Counterparts....................................................43
      23.6. Governing Law...................................................44
      23.7. Intercreditor Agreement.........................................44

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SCHEDULE A             --  Information Relating to Purchasers

SCHEDULE B             --  Defined Terms

SCHEDULE B-1           --  Existing Investments

SCHEDULE 5.3           --  Disclosure Materials

SCHEDULE 5.4           --  Subsidiaries   of  the  Company  and  Ownership  of
                           Subsidiary Stock; Affiliates

SCHEDULE 5.5           --  Financial Statements

SCHEDULE 5.8           --  Certain Litigation

SCHEDULE 5.11          --  Licenses, Permits, etc.

SCHEDULE 5.14          --  Use of Proceeds

SCHEDULE 5.15          --  Existing Indebtedness

SCHEDULE 10.6          --  Existing Liens

EXHIBIT 1.1(a)         --  Form of Senior Note

EXHIBIT 1.1(b)         --  Form of Subsidiary Guaranty

EXHIBIT 1.1(c)         --  Form of Supplement

EXHIBIT 1.2(a)         --  Form of Series 1999-A Senior Note

EXHIBIT 1.2(b)         --  Form of Series 1999-B Senior Note

EXHIBIT 1.2(c)         --  Form of Series 1999-C Senior Note

EXHIBIT 4.4(a)         --  Form of Opinion of Counsel for the Company

EXHIBIT 4.4(b)         --  Form  of  Opinion   of   Special   Counsel  to  the
                           Purchasers

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                             CARRIAGE SERVICES, INC.
                             1300 Post Oak Boulevard
                                   Suite 1500
                             Houston, TX 77056-3012
                                 (281) 556-7400
                               Fax: (281) 556-7401

                                 $300,000,000
                         Senior Notes Issuable In Series


       $25,000,000 7.73% Senior Notes, Series 1999-A, due July 30, 2004
       $60,000,000 7.96% Senior Notes, Series 1999-B, due July 30, 2006
       $25,000,000 8.06% Senior Notes, Series 1999-C,due July 30, 2008


                                                        Dated as of July 1, 1999


TO EACH OF THE PURCHASERS LISTED IN
      THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

            CARRIAGE SERVICES, INC., a Delaware corporation (the "COMPANY"), agrees with you as follows:
1.    AUTHORIZATION OF NOTES.

1.1.  AMOUNT; ESTABLISHMENT OF SERIES.

            The Company is contemplating the issue and sale of up to $300,000,000 aggregate principal amount of its Senior Notes issuable in series (the "NOTES", such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes will be substantially in the form set out in Exhibit 1.1(a), with such changes therefrom, if any, as may be approved by the purchasers of such Notes, or series thereof, and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "SCHEDULE" or an "EXHIBIT" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. The Notes may be issued in one or more series. Subject to Section 22, the Notes will be guaranteed by each Subsidiary that is now or in the future becomes a signatory to the Bank Guaranty (individually, a "SUBSIDIARY GUARANTOR" and collectively, the "SUBSIDIARY GUARANTORS") pursuant to a guaranty in substantially the form of Exhibit 1.1(b) (the "SUBSIDIARY GUARANTY"). Each series of Notes, other than the initial series, shall be issued pursuant to a supplement to this Agreement (a "SUPPLEMENT") in substantially the form of
Exhibit 1.1(c), and shall be subject to the following terms and conditions:

            (a) the designation of each series of Notes shall distinguish the Notes of one series from the Notes of all other series;

            (b) the Notes of each series shall rank PARI PASSU with the Notes of all other series, the Credit Agreement and the Company's other outstanding unsecured senior Indebtedness;

            (c) each series of Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory prepayments on the dates and with the Make-Whole Amounts, if any, as are provided in the Supplement under which such Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or, subject to Section 1.1(d), other terms and provisions as shall be specified in such Supplement;

            (d) any additional covenants, Defaults, Events of Default, rights or similar provisions that are added by a Supplement for the benefit of the series of Notes to be issued pursuant to such Supplement shall apply to all outstanding Notes, whether or not the Supplement so provides; and

            (e) except to the extent provided in foregoing clause (c), all of the provisions of this Agreement shall apply to the Notes of each series.

The Purchasers of the Series 1999 Notes need not purchase subsequent series of Notes.

1.2.  THE SERIES 1999 NOTES.

            The Company has authorized, as the initial series of Notes hereunder, the issue and sale of $25,000,000 aggregate principal amount of Notes to be designated as its 7.73% Senior Notes, Series 1999-A, due July 30, 2004 (the "SERIES 1999-A NOTES"), $60,000,000 aggregate principal amount of Notes to be designated as its 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (the "SERIES 1999-B NOTES"), and $25,000,000 aggregate principal amount of Notes to be designated as its 8.06% Senior Notes, Series 1999-C, due July 30, 2008 (the "SERIES 1999-C NOTES") (the Series 1999-A Notes, Series 1999-B Notes and Series 1999-C Notes are collectively referred to as the "SERIES 1999 NOTES", such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series 1999-A Notes, Series 1999-B Notes and Series 1999-C Notes shall be substantially in the forms set out in Exhibits 1.2(a), 1.2(b) and 1.2(c), respectively, with such changes therefrom, if any, as may be approved by you and the Company.

2. SALE AND PURCHASE OF SERIES 1999 NOTES.

            Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Series 1999 Notes in the series and principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation

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hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.    CLOSING.

            The sale and purchase of the Series 1999 Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "CLOSING") on July 27, 1999 or on such other Business Day thereafter on or prior to July 31, 1999 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Series 1999 Notes to be purchased by you in the form of a single Series 1999 Note (or such greater number of Series 1999 Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1390009472 at Bank of America, N.A., Houston, Texas, ABA # 111000025. If at the Closing the Company shall fail to tender such Series 1999 Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.    CONDITIONS TO CLOSING.

            Your obligation to purchase and pay for the Series 1999 Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.  REPRESENTATIONS AND WARRANTIES.

            The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2.  PERFORMANCE; NO DEFAULT.

            The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Series 1999 Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

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
4.3.  COMPLIANCE CERTIFICATES.

            (a) OFFICER'S CERTIFICATE. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

            (b) SECRETARY'S CERTIFICATE. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series 1999 Notes, the Agreement and the Subsidiary Guaranty.

4.4.  OPINIONS OF COUNSEL.

            You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Snell & Smith, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.  PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

            On the date of the Closing your purchase of Series 1999 Notes shall
(i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.  SALE OF OTHER NOTES.

            Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Series 1999 Notes to be purchased by them at the Closing as specified in Schedule A.

4.7.  PAYMENT OF SPECIAL COUNSEL FEES.

            Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

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
4.8.  PRIVATE PLACEMENT NUMBER.

            Private Placement numbers issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Series 1999 Notes by Gardner, Carton & Douglas.

4.9.  CHANGES IN CORPORATE STRUCTURE.

            The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in
Schedule 5.5.

4.10. SUBSIDIARY GUARANTY.

            Each Subsidiary Guarantor so designated in Schedule 5.4 shall have executed and delivered the Subsidiary Guaranty.

4.11. INTERCREDITOR AGREEMENT.

            You and each of the Other Purchasers shall have entered into an Intercreditor Agreement satisfactory to you with each of the lenders party to the Credit Agreement (the "INTERCREDITOR AGREEMENT").

4.12. PROCEEDINGS AND DOCUMENTS.

            All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to you that:

5.1.  ORGANIZATION; POWER AND AUTHORITY.

            The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Series 1999 Notes and to perform the provisions hereof and thereof.

5.2.  AUTHORIZATION, ETC.

            This Agreement and the Series 1999 Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Series 1999 Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            The Subsidiary Guaranty has been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor and upon execution and delivery thereof will constitute the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.  DISCLOSURE.

            The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated June 1999 (the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1998, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4.  ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

            (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor or a Restricted Subsidiary or both, (ii) to the Company's knowledge, of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers. Each Subsidiary listed in
      Schedule 5.4 is designated a Restricted Subsidiary by the Company.

            (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

            (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

            (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.  FINANCIAL STATEMENTS.

            The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule
5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of such notes as may be required under GAAP).

5.6.  COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

            The execution, delivery and performance by the Company of this Agreement and the Series 1999 Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

            The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement to which such Subsidiary Guarantor is bound or by which such Subsidiary Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or
(iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor.

5.7.  GOVERNMENTAL AUTHORIZATIONS, ETC.

            No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Series 1999 Notes or the execution, delivery or performance by each Subsidiary Guarantor of the Subsidiary Guaranty.

5.8.  LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

            (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.  TAXES.

            The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate under GAAP. The federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, [ ].

5.10. TITLE TO PROPERTY; LEASES.

            The Company and its Subsidiaries have good and sufficient title to the properties that they own or purport to own and that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11. LICENSES, PERMITS, ETC.

            Except as disclosed in Schedule 5.11,

            (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known Material conflict with the rights of others;

            (b) to the best knowledge of the Company, no product of the Company infringes in any Material respect on any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

            (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12. COMPLIANCE WITH ERISA.

            (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

            (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

            (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

            (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material or has been disclosed in the most recent audited consolidated financial statements of the Company and its Subsidiaries.

            (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this
      Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13. PRIVATE OFFERING BY THE COMPANY.

            Neither the Company nor anyone acting on its behalf has offered the Series 1999 Notes or the Subsidiary Guaranty or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than [ ] other Institutional Investors, each of which has been offered the Series 1999 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 1999 Notes or the execution and delivery of the Subsidiary Guaranty to the registration requirements of section 5 of the Securities Act.

5.14. USE OF PROCEEDS; MARGIN REGULATIONS.

            The Company will apply the proceeds of the sale of the Series 1999 Notes for general corporate purposes, including repayment of Indebtedness as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation U.

5.15. EXISTING INDEBTEDNESS; FUTURE LIENS.

            (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of May 31, 1999, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary and that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

            (b) Except as disclosed in Schedule 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC.

            Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17. STATUS UNDER CERTAIN STATUTES.

            Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended by the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18. ENVIRONMENTAL MATTERS.

            (a) Neither the Company nor any Subsidiary has knowledge of any liability or has received any notice of any liability, and no proceeding has been instituted asserting any liability against the Company or any of its Subsidiaries or any of their respective real properties now owned, leased or operated by any of them or other assets nor, to the knowledge of the Company or any Subsidiary, has any such proceeding been instituted against any of their respective real properties formerly owned, for damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

            (b) Neither the Company nor any Subsidiary has knowledge of any facts that would give rise to any liability for violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

            (c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

            (d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are, to the Company's knowledge, in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19. SOLVENCY OF SUBSIDIARY GUARANTORS.

            After giving effect to the transactions contemplated herein, (i) the present fair salable value of the assets of each Subsidiary Guarantor is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) each Subsidiary Guarantor has received reasonably equivalent value for executing and delivering the Subsidiary Guaranty, (iii) the property remaining in the hands of each Subsidiary Guarantor is not an unreasonably small capital, and (iv) each Subsidiary Guarantor is able to pay its debts as they mature.

5.20. YEAR 2000 COMPLIANT.

            The Company and its Subsidiaries have implemented measures to have all critical business systems year 2000 compliant in a timely manner and the advent of the year 2000 and its impact on such computer systems and on the Company's and its Subsidiaries' suppliers and customers is not expected to have a Material Adverse Effect.

6.    REPRESENTATIONS OF THE PURCHASERS.

6.1.  PURCHASE FOR INVESTMENT.

            You represent that you are purchasing the Series 1999 Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, PROVIDED that the disposition of your or their property shall at all times be within your or their control. You understand that the Series 1999 Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.  SOURCE OF FUNDS.

            You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Series 1999 Notes to be purchased by you hereunder:

            (a) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

            (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

            (d) the Source is a governmental plan; or

            (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

            (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

            (g) the Source is an "insurance company general account" as such term is defined in the Department of PTE 95-60 (issued July 12, 1995) and there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of such Purchaser.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN", "PARTY IN INTEREST" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.    INFORMATION AS TO COMPANY.

7.1.  FINANCIAL AND BUSINESS INFORMATION

            The Company shall deliver to each holder of Notes that is an Institutional Investor:

            (a) QUARTERLY STATEMENTS -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its
            Subsidiaries as at the end of such quarter, and

                  (ii) consolidated statements of income, changes in
            stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial condition of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, PROVIDED that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a) so long as such Form 10-Q contains the financial statements described in clauses (i) and (ii) hereof;

            (b) ANNUAL STATEMENTS -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its
            Subsidiaries, as at the end of such year, and

                  (ii) consolidated statements of income, changes in
            stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

      setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

                        (A) by an opinion thereon of independent certified
            public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                        (B) a certificate of such accountants stating that they
            have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and

      Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this
      Section 7.1(b) so long as such Form 10-K contains the financial statements described in clauses (i) and (ii) hereof;

            (c) UNRESTRICTED SUBSIDIARIES -- if, at the time of delivery of any financial statements pursuant to Section 7.1(a) or (b), Unrestricted Subsidiaries account for more than 10% of (i) the consolidated total assets of the Company and its Subsidiaries reflected in the balance sheet included in such financial statements or (ii) the consolidated revenues of the Company and its Subsidiaries reflected in the consolidated statement of income included in such financial statements, an unaudited balance sheet for all Unrestricted Subsidiaries taken as whole as at the end of the fiscal period included in such financial statements and the related unaudited statements of income, stockholders' equity and cash flows for such Unrestricted Subsidiaries for such period, together with consolidating statements reflecting all eliminations or adjustments necessary to reconcile such group financial statements to the consolidated financial statements of the Company and its Subsidiaries;

            (d) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Restricted Subsidiary to the public concerning developments that are Material;

            (e) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five Business Days after a Responsible Officer obtains actual knowledge of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
      Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

            (f) ERISA MATTERS -- promptly, and in any event within 10 days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                  (ii) the taking by the PBGC of steps to institute, or the
            threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer

            Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (g) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Restricted Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

                  (h) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes, so long as the gathering of such data does not unreasonably interfere with the Company's or any Subsidiary's ordinary course of business; and

                  (i) SUPPLEMENTS TO AGREEMENT -- in the event an additional series of Notes is, or is proposed to be, issued under this Agreement, promptly, and in any event within 10 Business Days after execution and delivery thereof, a true copy of the Supplement pursuant to which such Notes are to be, or were, issued.

7.2.  OFFICER'S CERTIFICATE.

            Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) COVENANT COMPLIANCE -- the information (including
            supporting calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.14, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) EVENT OF DEFAULT -- a statement that such officer has
            reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.  INSPECTION.

            The Company will permit the representatives of each holder of Notes that is an Institutional Investor:

            (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing, but not more often than once a quarter; and

            (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company (provided that such expense is reasonably incurred) and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers, and its independent public accountants, and to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing.

8.    PREPAYMENT OF THE NOTES.

8.1.  REQUIRED PREPAYMENTS.

            (a) NO SCHEDULED PREPAYMENTS. No regularly scheduled prepayments are due on the Series 1999 Notes prior to their stated maturity.

            (b) CHANGE OF CONTROL PREPAYMENTS. Upon the occurrence of a Change of Control Event, the Company, upon notice as provided below, shall offer to prepay the entire principal amount of the Notes at 100% of the principal amount thereof, plus accrued interest and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company shall give notice of any offer to prepay the Notes to each holder of the Notes within 15 days after any Responsible Officer has knowledge of a Change of Control Event. Such notice shall specify (i) the nature of the Change of Control Event, (ii) the date fixed for prepayment which, to the extent practicable, shall be not less than 30 or more than 60 calendar days after the date of such notice, but in any event shall not be later than the Effective Date of the Change of Control if it has not occurred or 15 days thereafter if it has occurred, (iii) the estimated Effective Date of the Change of Control if it has not occurred, (iv) the interest to be paid on the prepayment date with respect to such principal amount being prepaid and (v) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company, which shall not be sooner than 15 days after receipt by a holder of such notice. The notice shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Failure by a holder of Notes to respond to an offer made pursuant to this Section 8.1(b) shall be deemed to constitute acceptance of such offer by such holder. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of the Make-Whole Amount as of the specified prepayment date. If any holder of Notes objects to such calculation by written notice to the Company, the Make-Whole Amount calculated by such holder and specified in such notice shall be final and binding on the Company, absent demonstrable error, with respect to the prepayment of the Notes held by all holders.

            The obligation of the Company to prepay Notes pursuant to the offers required by, and accepted in accordance with, this paragraph (b) is subject to the effectiveness of the Change of Control Event in respect of which such offers and acceptances shall have been made. In the event that the Effective Date of the Change of Control does not occur on the proposed prepayment date in respect thereof, the prepayment shall be deferred until and shall be made on the Effective Date of the Change of Control. The Company shall keep each holder of Notes reasonably and timely informed of
      (i) any such deferral of the date of prepayment, (ii) the expected Effective Date of the Change of Control and (iii) any determination by the Company that efforts to consummate the change of control constituting the Change of Control Event have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.1(b) shall be deemed rescinded).

8.2.  OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

            The Company may, at its option, upon notice as provided below, prepay on any Business Day all, or from time to time any part of, the Notes of any series, including the Series 1999 Notes (but not a separate series within the Series 1999 Notes; it being understood that any prepayment with respect to the Series 1999 Notes shall be allocated pro rata among all Series 1999 Notes at the time outstanding), in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus accrued interest and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes of the series to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the Business Day fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. If any holder of Notes objects to such calculation by written notice to the Company, the Make-Whole Amount calculated by such holder and specified in such notice shall be final and binding on the Company, absent demonstrable error, with respect to the prepayment of the Notes held by all holders.

8.3.  ALLOCATION OF PARTIAL PREPAYMENTS.

            In the case of each partial prepayment of the Notes of a series (but not a separate series within the Series 1999 Notes), the principal amount of the Notes of such series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of each prepayment of the Series 1999 Notes, the principal amount to be prepaid shall be allocated pro rata among all of the Series 1999 Notes at the time outstanding.

8.4.  MATURITY; SURRENDER, ETC.

            In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.  PURCHASE OF NOTES.

            The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.  MAKE-WHOLE AMOUNT.

            The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, PROVIDED that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

            "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1(b) or Section 8.2 or has become or is declared to be immediately due and payable pursuant to
      Section 12.1, as the context requires.

            "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

            "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

            "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

            "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

            "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
      Section 8.1(b) or Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.    AFFIRMATIVE COVENANTS.

            The Company covenants that so long as any of the Notes are outstanding:

9.1.  COMPLIANCE WITH LAW.

            The Company will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.  INSURANCE.

            The Company will, and will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.  MAINTENANCE OF PROPERTIES.

            The Company will and will cause each Restricted Subsidiary to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.  PAYMENT OF TAXES AND CLAIMS.

            The Company will, and will cause each Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Restricted Subsidiary, provided that neither the Company nor any Subsidiary need file any such return or pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonfiling of all such returns and the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.  CORPORATE EXISTENCE, ETC.

            Subject to Section 10.9, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.7 and 10.9, the Company will at all times preserve and keep in full force and effect the corporate existence of each Restricted Subsidiary (unless merged into the Company or a Wholly Owned Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect. 10. NEGATIVE COVENANTS.

            The Company covenants that so long as any of the Notes are outstanding:

10.1. ADJUSTED CONSOLIDATED NET WORTH.

            The Company will not permit Adjusted Consolidated Net Worth at any time to be less than the sum of (a) $250,000,000, plus (b) the cumulative sum of 50% of Consolidated Net Income, (but only if a positive number) for each completed fiscal quarter, or portion thereof, ending after June 30, 1999, plus
(c) 100% of the increases in Adjusted Consolidated Net Worth resulting from any sale or issuance of any equity securities (other than the Trust Convertible Preferred Securities), of, or any other additions to capital by, the Company or its Restricted Subsidiaries during each completed fiscal quarter, or portion thereof, ending after June 30, 1999.

10.2. CONSOLIDATED INDEBTEDNESS.

            The Company will not permit the ratio of Consolidated Indebtedness to Consolidated Total Capitalization to be greater than 60% at any time.

10.3. INDEBTEDNESS OF RESTRICTED SUBSIDIARIES.

            The Company will not permit any Restricted Subsidiary to create, assume, incur or otherwise become liable for, directly or indirectly, any Indebtedness, other than:

            (a) Indebtedness owed to the Company or a Wholly Owned Restricted Subsidiary;

            (b) Indebtedness of a Subsidiary outstanding at the time of its acquisition by the Company and initial designation as a Restricted Subsidiary, provided that (i) such Indebtedness was not incurred in contemplation of such Subsidiary becoming a Restricted Subsidiary and (ii) immediately after giving effect to the designation of such Subsidiary as a Restricted Subsidiary, no Default or Event of Default would exist;

            (c) Guaranties of Indebtedness of the Company by a Subsidiary Guarantor;

            (d) additional Indebtedness, provided that after giving effect to the incurrence thereof and the application of the proceeds thereof, Priority Debt does not exceed 25% of Adjusted Consolidated Net Worth.

10.4. FIXED CHARGE COVERAGE RATIO.

            The Company will not permit the ratio (calculated as of the end of each fiscal quarter) of Consolidated Income Available for Fixed Charges to Consolidated Fixed Charges for the period of four quarters ending as of each fiscal quarter to be less than 1.75 to 1.00 at any time.

10.5. RESTRICTED PAYMENTS.


            The Company will not, and will not permit any Restricted Subsidiary to, at any time, declare or make, or incur any liability to declare or make, any Restricted Payment or Restricted Investment unless immediately after giving effect to such action no Default or Event of Default would exist.


10.6. LIENS.

            The Company will not, and will not permit any Restricted Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

            (a) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by Section 9.4;

            (b) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords', lessors', carriers', warehousemen's, mechanics', materialmen's and other similar Liens) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;

            (c) any judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

            (d) Liens securing Indebtedness of a Restricted Subsidiary to the Company or to another Wholly Owned Restricted Subsidiary;

            (e) Liens existing on property of the Company or any Restricted Subsidiary as of the date of this Agreement that are described in Schedule 10.6;

            (f) Liens in the nature of leases, subleases, zoning restrictions, easements, rights of way and other rights and restrictions of record on the use of real property, and defects in title, incidental to the ownership of property or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use or value of the property subject thereto;

            (g) Liens (i) existing on property at the time of its acquisition by the Company or a Restricted Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Company or a Restricted Subsidiary; or (ii) on property created contemporaneously with its acquisition or within 270 days of the acquisition or completion of construction thereof to secure or provide for all or a portion of the purchase price or cost of construction of such property; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Restricted Subsidiary of, or substantially all of its assets are acquired by, the Company or a Restricted Subsidiary and not created in contemplation thereof; PROVIDED that in the case of clauses (i, (ii) and (iii) such Liens do not extend to additional property of the Company or any Restricted Subsidiary (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and, in the case of clause
      (ii) only, that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the lesser of the fair market value (determined in good faith by the board of directors of the Company or by one or more officers of the Company to whom authority to enter into such transaction has been delegated by the board of directors) or cost of acquisition or construction of the property subject thereto;

            (h) Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (e) and (g), PROVIDED that (i) there is no increase in the principal amount or decrease in maturity of the Indebtedness secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist; and

            (i) additional Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (h) above, provided that, at the time of creation, assumption or incurrence thereof and immediately after giving effect thereto and to the application of the proceeds therefrom, Priority Debt outstanding does not exceed 25% of Adjusted Consolidated Net Worth.

10.7. SALE OF ASSETS.

            The Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a "DISPOSITION"), any assets, including capital stock of Restricted Subsidiaries, in one or a series of transactions, to any Person, other than (a) Dispositions in the ordinary course of business, (b) Dispositions by a Restricted Subsidiary to the Company or another Restricted Subsidiary, (c) Dispositions permitted by Section 10.8, or (d) Dispositions not otherwise permitted by this Section 10.7, provided that (i) each such Disposition is for a consideration at least equal to the fair market value of the property subject thereto and (ii) the aggregate net book value of all assets so disposed of in any fiscal year pursuant to this Section 10.7(d) does not exceed 10% of Consolidated Total Assets as of the end of the immediately preceding fiscal year. Notwithstanding the foregoing, the Company may, or may permit any Restricted Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in clause (d) of the preceding sentence to the extent that, within one year of such Disposition, the net proceeds from such Disposition are (A) reinvested in productive assets by the Company or a Restricted Subsidiary or (B) applied to the payment or prepayment of other outstanding Indebtedness of the Company or any Restricted Subsidiary that is not subordinated to the Notes and offered by the Company to be applied (not less than 30 nor more than 60 days following such offer) to the prepayment of the Notes on a pro rata basis with such other Indebtedness at a price of 100% of the principal amount of the Notes to be prepaid together with interest accrued to the date of prepayment, without payment of any Make-Whole Amount; provided that if any holder of the Notes declines such offer, the proceeds that would have been paid to such holder shall be offered pro rata to the other holders of the Notes that have accepted the offer.

10.8. SALE-AND-LEASEBACKS.

            The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale-and-Leaseback Transaction unless:

            (a) immediately after giving effect thereto, the sum of (i) the aggregate amount of all Attributable Debt of the Company and its Restricted Subsidiaries and (ii) outstanding Priority Debt does not exceed 25% of Adjusted Consolidated Net Worth; or

            (b) the net proceeds of such Sale-and-Leaseback Transaction received by the Company or such Restricted Subsidiary are applied within 180 days of consummation thereof to the acquisition of productive assets or to the payment or prepayment of other outstanding Indebtedness of the Company or any Restricted Subsidiary that is not subordinated to the Notes and offered by the Company to be applied (not less than 30 nor more than 60 days following such offer) to the prepayment of the Notes on a pro rata basis with such other Indebtedness at a price of 100% of the principal amount of the Notes to be prepaid together with interest accrued to the date of prepayment, without payment of any Make-Whole Amount; provided that if any holder of the Notes declines such offer, the proceeds that would have been paid to such holder shall be offered pro rata to the other holders of the Notes that have accepted the offer.

10.9. MERGERS, CONSOLIDATIONS, ETC.

            The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

            (a) the Company may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

                  (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation (y) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (z) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                  (ii) immediately before and after giving effect to such
            transaction, no Default or Event of Default shall exist; and

            (b) Any Restricted Subsidiary may (x) merge into the Company (provided that the Company is the surviving corporation) or another Wholly Owned Restricted Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Company or another Wholly Owned Restricted Subsidiary, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.7 or, as a result of which, such Person becomes a Restricted Subsidiary; PROVIDED in each instance set forth in clauses (x) through (z) that, immediately before and after giving effect thereto, there shall exist no Default or Event of Default;

10.10. DISPOSITION OF STOCK OF RESTRICTED SUBSIDIARIES.

            The Company will not permit any Restricted Subsidiary to issue its capital stock, or any warrants, rights or options to purchase, or securities convertible into or exchangeable for, such capital stock, to any Person other than the Company or another Restricted Subsidiary except that, (i) where required by applicable law, up to 20% of the outstanding capital stock of a Restricted Subsidiary may be issued to and held by employees of the Company or any such

Restricted Subsidiary who are licensed funeral directors and (ii) in connection with the Carriage Business Development Program not more than ten Restricted Subsidiaries may issue preferred securities to not more than 20 individuals in the aggregate. The Company will not, and will not permit any Restricted Subsidiary to, sell, transfer or otherwise dispose of any shares of capital stock of a Restricted Subsidiary if such sale would be prohibited by Section 10.7, except that, where required by applicable law, up to 20% of the outstanding capital stock of a Restricted Subsidiary may be sold to and held by employees of the Company or any such Restricted Subsidiary who are licensed funeral directors. Notwithstanding anything in this Section 10.10 to the contrary, the Company will not permit more than 20% of the outstanding capital stock of a Restricted Subsidiary to be held by Persons other than the Company or another Restricted Subsidiary for purposes of requiring with applicable law. If a Restricted Subsidiary at any time ceases to be such as a result of a sale or issuance of its capital stock, any Liens on property of the Company or any other Restricted Subsidiary securing Indebtedness owed to such Restricted Subsidiary that is not contemporaneously repaid, together with such Indebtedness, shall be deemed to have been incurred by the Company or such other Restricted Subsidiary, as the case may be, at the time such Restricted Subsidiary ceases to be a Restricted Subsidiary.

10.11. DESIGNATION OF UNRESTRICTED AND RESTRICTED SUBSIDIARIES.

            The Company may designate any Restricted Subsidiary as an Unrestricted Subsidiary and any Unrestricted Subsidiary as a Restricted Subsidiary; provided that, (a) if such Subsidiary initially is designated a Restricted Subsidiary, then such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary and such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary, but no further changes in designation may be made, (b) if such Subsidiary initially is designated an Unrestricted Subsidiary, then such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary and such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary, but no further changes in designation may be made, (c) immediately before and after designation of a Restricted Subsidiary as an Unrestricted Subsidiary there exists no Default or Event of Default and (d) a Subsidiary Guarantor may not be designated an Unrestricted Subsidiary. If a Restricted Subsidiary at any time ceases to be such as a result of a redesignation, any Liens on property of the Company or any other Restricted Subsidiary securing Indebtedness owed to such Restricted Subsidiary that is not contemporaneously repaid, together with such Indebtedness, shall be deemed to have been incurred by the Company or such other Restricted Subsidiary, as the case may be, at the time such Restricted Subsidiary ceases to be a Restricted Subsidiary.

10.12. NATURE OF BUSINESS.

            The Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

10.13. TRANSACTIONS WITH AFFILIATES.

            The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.14. SUBSIDIARY GUARANTIES.

            The Company will not permit any Restricted Subsidiary that is not a Subsidiary Guarantor to become a signatory to the Bank Guaranty (or otherwise guarantee bank obligations) or to another Guaranty of Indebtedness of the Company or another Restricted Subsidiary unless, concurrently therewith, such Restricted Subsidiary becomes a signatory to the Subsidiary Guaranty.

11.   EVENTS OF DEFAULT.

            An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) the Company defaults in the performance of or compliance with any term contained in Sections 7.1(e) or 10.1 through 10.14; or

            (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

            (e) any representation or warranty made in writing by or on behalf of the Company or any Subsidiary Guarantor or by any officer of the Company or any Subsidiary Guarantor in this Agreement or the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount in excess of the lesser of $20,000,000 or 5% of Adjusted Consolidated Net Worth beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount in excess of the lesser of $20,000,000 or 5% of Adjusted Consolidated Net Worth or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or
      (iii) as a consequence of the occurrence or continuation of any event or condition (other than the giving of notice of optional redemption, the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount in excess of the lesser of $20,000,000 or 5% of Adjusted Consolidated Net Worth; or

            (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors,
      (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

            (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary, or any such petition shall be filed against the Company or any Subsidiary and such petition shall not be dismissed within 60 days; or

            (i) a final judgment or judgments for the payment of money aggregating in excess of the lesser of $20,000,000 or 5% of Adjusted Consolidated Net Worth are rendered against one or more of the Company and its Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

            (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed the lesser of $20,000,000 or 5% of Adjusted

      Consolidated Net Worth, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

            (k) any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty or the Subsidiary Guaranty ceases to be in full force and effect as a result of acts taken by the Company or any Subsidiary Guarantor, except as provided in Section 22, or is declared to be null and void in whole or in Material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.   REMEDIES ON DEFAULT, ETC.

12.1. ACCELERATION.

            (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause
      (i) of paragraph (g)) has occurred, all the Series 1999 Notes then outstanding shall automatically become immediately due and payable.

            (b) If any other Event of Default has occurred and is continuing, any holder or holders of a majority or more in principal amount of the Series 1999 Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

            (c) If any Event of Default described in paragraph (a) or (b) of
      Section 11 has occurred and is continuing, any holder or holders of Series 1999 Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

            Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. OTHER REMEDIES.

            If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. RESCISSION.

            At any time after any Series 1999 Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than a majority in principal amount of the Series 1999 Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Series 1999 Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Series 1999 Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

            No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. REGISTRATION OF NOTES.

            The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. TRANSFER AND EXCHANGE OF NOTES.

            Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver within five Business Days, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Note established for such series. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, PROVIDED that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3. REPLACEMENT OF NOTES.

            Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Investor holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver within five Business Days, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.   PAYMENTS ON NOTES.

14.1. PLACE OF PAYMENT.

            Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of Bank of America in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2. HOME OFFICE PAYMENT.

            So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

15.   EXPENSES, ETC.

15.1. TRANSACTION EXPENSES.

            Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of special counsel for you and the Other Purchasers collectively and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2. SURVIVAL.

            The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

            All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.   AMENDMENT AND WAIVER.

17.1. REQUIREMENTS.

            This Agreement, the Series 1999 Notes, the Subsidiary Guaranty and the Intercreditor Agreement may be amended, and the observance of any term hereof or of the Series 1999 Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Series 1999 Note at the time outstanding affected thereby,
(i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or time of payment or method of computation of interest or of the Make-

Whole Amount on, the Series 1999 Notes, (ii) change the percentage of the principal amount of the Series 1999 Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. SOLICITATION OF HOLDERS OF NOTES.

            (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

            (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3. BINDING EFFECT, ETC.

            Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" or "THE AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. NOTES HELD BY COMPANY, ETC.

            Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.   NOTICES.

            All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.   REPRODUCTION OF DOCUMENTS.

            This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.   CONFIDENTIAL INFORMATION.

            For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of the Company or such Subsidiary, PROVIDED that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or
(d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, PROVIDED that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.   SUBSTITUTION OF PURCHASER.

            You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.   RELEASE OF SUBSIDIARY GUARANTY

            You and each subsequent holder of a Note agree to release any Subsidiary Guarantor from the Subsidiary Guaranty at such time as the lenders party to the Credit Agreement release such Subsidiary from the Bank Guaranty; provided, however, that (a) you and each subsequent holder shall not be required to release a Subsidiary Guarantor from the Subsidiary Guaranty if (i) such Subsidiary Guarantor is, or is to become, a borrower under the Credit Agreement or (ii) such release is part of a plan of financing that contemplates such Subsidiary Guarantor guaranteeing any other Indebtedness of the Company, and (b) your obligation to release a Subsidiary Guarantor from the Subsidiary Guaranty is conditioned upon your prior receipt of a certificate from a Senior Financial Officer of the Company stating that neither of the circumstances described in clauses (a)(i) and (a)(ii) above are true. 23. MISCELLANEOUS.

23.1. SUCCESSORS AND ASSIGNS.

            All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

23.2. PAYMENTS DUE ON NON-BUSINESS DAYS.

            Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

23.3. SEVERABILITY.

            Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.4. CONSTRUCTION.

            Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.5. COUNTERPARTS.

            This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.6. GOVERNING LAW.

            This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

23.7. INTERCREDITOR AGREEMENT.

            Each holder of a Note agrees to execute a counterpart of the Intercreditor Agreement and to be bound thereby.

                          *    *    *    *    *

            If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                   Very truly yours,

                                   CARRIAGE SERVICES, INC.


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________

The foregoing is agreed to as of the date thereof.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY

MERIT LIFE INSURANCE CO.

THE FRANKLIN LIFE INSURANCE COMPANY

By:______________________________________
Name:____________________________________
Title:___________________________________


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:______________________________________
Name:____________________________________
Title:___________________________________


C.M. LIFE INSURANCE COMPANY

By:______________________________________
Name:____________________________________
Title:___________________________________


BAYSTATE HEALTH SYSTEMS INC.

By:______________________________________
Name:____________________________________
Title:___________________________________


MINNESOTA LIFE INSURANCE COMPANY

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________

GREAT WESTERN INSURANCE COMPANY

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________


THE CATHOLIC AID ASSOCIATION

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________


PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________


GUARANTEE RESERVE LIFE INSURANCE COMPANY

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________


NATIONAL TRAVELERS LIFE COMPANY

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________

MUTUAL TRUST LIFE INSURANCE COMPANY

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________


FARM BUREAU LIFE INSURANCE COMPANY OF
MICHIGAN

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________


FARM BUREAU MUTUAL INSURANCE COMPANY OF
MICHIGAN

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________


FARM BUREAU GENERAL INSURANCE COMPANY OF
MICHIGAN

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________

UNITY MUTUAL LIFE INSURANCE COMPANY -
ANNUITY PORTFOLIO

By:  ADVANTUS CAPITAL MANAGEMENT, INC.

By:______________________________________
Name:____________________________________
Title:___________________________________


MONY LIFE INSURANCE COMPANY

By:______________________________________
Name:____________________________________
Title:___________________________________


THE TRAVELERS INSURANCE COMPANY

By:______________________________________
Name:____________________________________
Title:___________________________________


THE TRAVELERS INSURANCE COMPANY, for one of its separate accounts

By:______________________________________
Name:____________________________________
Title:___________________________________


THE CANADA LIFE ASSURANCE COMPANY

By:______________________________________
Name:  Paul English
Title:  Associate Treasurer

CANADA LIFE INSURANCE COMPANY OF AMERICA

By:______________________________________
Name:  Paul English
Title:  Assistant Treasurer

CANADA LIFE INSURANCE COMPANY OF NEW YORK

By:______________________________________
Name:  Paul English
Title:  Assistant Treasurer


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:______________________________________
Name:____________________________________
Title:___________________________________


By:______________________________________
Name:____________________________________
Title:___________________________________

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

AMERICAN GENERAL ANNUITY              PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
INSURANCE COMPANY                    -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                                     $10,000,000

Register Notes in the name of:  American General Annuity Insurance Company

(1) All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN#, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

      ABA #011000028
      State Street Bank and Trust Company
      Boston, MA  02101
      Re:  American General Annuity Insurance Company
      AC-7215-132-7
      OBI=PPN# and description of payment
      Fund Number WE1B

(2)   Payment notices to:

      American General Annuity Insurance Company and WE1B
      c/o State Street Bank and Trust Company
      Insurance Services WES2S
      105 Rosemont Road
      Westwood, MA  02090
      Fax:  (781) 302-8005

(3)   Duplicate payment notices and ALL OTHER CORRESPONDENCES to:

      American General Annuity Insurance Company
      c/o American General Corporation
      Attn:  Investment Research Department, A37-01
      P.O. Box 3247
      Houston, Texas  77253-3247

      Overnight Mail Address: 2929 Allen Parkway, A37-01
                              Houston, Texas  77019-2155
      Fax:  (713) 831-1366

                                   Schedule A

(4)   Deliver Notes to:

      State Street Bank and Trust Company
      Securities Services
      225 Franklin Street
      Boston, MA  02105
      Attention:  Mr. David A. Kay - Receive and Deliver

      with transmittal letter requesting that State Street confirm receipt of the security and transmit by regular mail photocopies of such securities to:

      Carolyn Lee
      American General Investment Management, L.P.
      P.O. Box 3247
      Houston, TX  77253-3247
      (713) 831-1217

Tax I.D. #75-0770838

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

MERIT LIFE INSURANCE CO.              PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
                                     -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                                      $5,000,000

Register Notes in the name of:  Merit Life Insurance Company

(1) All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN#, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

      ABA #011000028
      State Street Bank and Trust Company
      Boston, MA  02101
      Re:  Merit Life Insurance Company
      AC-4653-082-0
      OBI=PPN# and description of payment
      Fund Number PA 20

(2)   Payment notices to:

      Merit Life Insurance Company and PA 20
      c/o State Street Bank and Trust Company
      Insurance Services WES2S
      105 Rosemont Road
      Westwood, MA  02090
      Fax:  (781) 302-8005

(3)   Duplicate payment notices and ALL OTHER CORRESPONDENCES to:

      Merit Life Insurance Company
      c/o American General Corporation
      Attn:  Investment Research Department, A37-01
      P.O. Box 3247
      Houston, Texas  77253-3247

      Overnight Mail Address: 2929 Allen Parkway, A37-01
                              Houston, Texas  77019-2155
      Fax:  (713) 831-1366

                                   Schedule A

(4)   Deliver Notes to:

      State Street Bank and Trust Company
      Securities Services
      225 Franklin Street
      Boston, MA  02105
      Attention:  Mr. David A. Kay - Receive and Deliver

      with transmittal letter requesting that State Street confirm receipt of the security and transmit by regular mail photocopies of such securities to:

      Carolyn Lee
      American General Investment Management, L.P.
      P.O. Box 3247
      Houston, TX  77253-3247
      (713) 831-1217

Tax I.D. #35-1005090

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

THE FRANKLIN LIFE INSURANCE           PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
                                     -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                                     $10,000,000

Register Notes in the name of:  The Franklin Life Insurance Company

(1) All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN#, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

      ABA #011000028
      State Street Bank and Trust Company
      Boston, MA  02101
      Re:  The Franklin Life Insurance Company
      AC-2492-440-9
      OBI=PPN# and description of payment
      Fund Number PA 37

(2)   Payment notices to:

      The Franklin Life Insurance Company and PA 37
      c/o State Street Bank and Trust Company
      Insurance Services WES2S
      105 Rosemont Road
      Westwood, MA  02090
      Fax:  (781) 302-8005

(3)   Duplicate payment notices and ALL OTHER CORRESPONDENCES to:

      The Franklin Life Insurance Company
      c/o American General Corporation
      Attn:  Investment Research Department, A37-01
      P.O. Box 3247
      Houston, Texas  77253-3247

      Overnight Mail Address: 2929 Allen Parkway, A37-01
                              Houston, Texas  77019-2155
      Fax:  (713) 831-1366

                                   Schedule A

(4)   Deliver Notes to:

      State Street Bank and Trust Company
      Securities Services
      225 Franklin Street
      Boston, MA  02105
      Attention:  Mr. David A. Kay - Receive and Deliver

      with transmittal letter requesting that State Street confirm receipt of the security and transmit by regular mail photocopies of such securities to:

      Carolyn Lee
      American General Investment Management, L.P.
      P.O. Box 3247
      Houston, TX  77253-3247
      (713) 831-1217

Tax I.D. #37-0281650

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

MASSACHUSETTS MUTUAL LIFE             PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
INSURANCE COMPANY                    -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                        $4,300,000     $4,300,000

Register Notes in the name of:  Massachusetts Mutual Life Insurance Company

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Carriage Services, Inc., 7.73% Senior Notes, Series 1999-A, due July 30, 2004 OR 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (as appropriate) interest and principal) to:

      Citibank, N.A.
      111 Wall Street
      New York, NY  10043
      ABA No. 021000089
      For MassMutual Spot Priced Contract
      Account No. 3890-4953
      Re: Carriage Services, Inc., 7.73% Senior Notes, Series 1999-A, due July 30, 2004 OR 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (as appropriate), principal and interest split

      With  telephone  advice  of  payment  to  the  Securities   Custody  and
      Collection  Department of Massachusetts Mutual Life Insurance Company at
      (413) 744-3561

(2) All notices and communications (except notices with respect to payments) to:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attn:  Securities Investment Division

(3)   Notices with respect to payments:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Securities Custody and Collection Department F 381

Tax ID #04-1590850

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

MASSACHUSETTS MUTUAL LIFE             PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
INSURANCE COMPANY                    -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                        $2,600,000     $2,800,000

Register Notes in the name of:  Massachusetts Mutual Life Insurance Company

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Carriage Services, Inc., 7.73% Senior Notes, Series 1999-A, due July 30, 2004 OR 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (as appropriate) interest and principal) to:

      Citibank, N.A.
      111 Wall Street
      New York, NY  10043
      ABA No. 021000089
      For MassMutual Long-Term Pool
      Account No. 4067-3488
      Re: Carriage Services, Inc., 7.73% Senior Notes, Series 1999-A, due July 30, 2004 OR 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (as appropriate), principal and interest split

      With  telephone  advice  of  payment  to  the  Securities   Custody  and
      Collection  Department of Massachusetts Mutual Life Insurance Company at
      (413) 744-3561

(2) All notices and communications (except notices with respect to payments) to:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attn:  Securities Investment Division

(3)   Notices with respect to payments:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Securities Custody and Collection Department F 381

Tax ID #04-1590850

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

MASSACHUSETTS MUTUAL LIFE             PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
INSURANCE COMPANY                    -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                        $1,900,000     $1,900,000

Register Notes in the name of:  Massachusetts Mutual Life Insurance Company

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Carriage Services, Inc., 7.73% Senior Notes, Series 1999-A, due July 30, 2004 OR 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (as appropriate) interest and principal) to:

      Chase Manhattan Bank, N.A.
      4 Chase MetroTech Center
      New York, NY  10081
      ABA No. 021000021
      For MassMutual Pension Management
      Account No. 910-2594018
      Re: Carriage Services, Inc., 7.73% Senior Notes, Series 1999-A, due July 30, 2004 OR 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (as appropriate), principal and interest split

      With  telephone  advice  of  payment  to  the  Securities   Custody  and
      Collection  Department of Massachusetts Mutual Life Insurance Company at
      (413) 744-3561

(2) All notices and communications (except notices with respect to payments) to:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attn:  Securities Investment Division

(3) Notices with respect to payments:

      Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Securities Custody and Collection Department F 381

Tax ID #04-1590850

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

C.M. LIFE INSURANCE COMPANY           PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
INSURANCE COMPANY                    -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                        $1,000,000     $1,000,000

Register Notes in the name of:  C.M. Life Insurance Company

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Carriage Services, Inc., 7.73% Senior Notes, Series 1999-A, due July 30, 2004 OR 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (as appropriate) interest and principal) to:

      Citibank, N.A.
      111 Wall Street
      New York, NY  10043
      ABA No. 021000089
      For Segment 43 - Universal Life
      Account No. 4068-6561
      Re: Carriage Services, Inc., 7.73% Senior Notes, Series 1999-A, due July 30, 2004 OR 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (as appropriate), principal and interest split

      With  telephone  advice  of  payment  to  the  Securities   Custody  and
      Collection  Department of Massachusetts Mutual Life Insurance Company at
      (413) 744-3561

(2) All notices and communications (except notices with respect to payments) to:

      C.M. Life Insurance Company
      c/o Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attn:  Securities Investment Division

(3) Notices with respect to payments:

      C.M. Life Insurance Company
      c/o Massachusetts Mutual Life Insurance Company
      1295 State Street
      Springfield, MA  01111
      Attention:  Securities Custody and Collection Department F 381

Tax ID #06-1041383

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

BAYSTATE HEALTH SYSTEMS INC.          PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
                                     -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                          $200,000     $1,000,000

Register Notes in the name of:  MAC & CO.

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Carriage Services, Inc., 7.73% Senior Notes, Series 1999-A, due July 30, 2004 OR 7.96% Senior Notes, Series 1999-B, due July 30, 2006 (as appropriate) interest and principal) to:

      Boston Safe Deposit and Trust Company
      ABA No. 011001234
      DDA No. 108111
      Ref:        BayState Health Systems Intermediate Aggregate
                  A/C #BPOF3001002

(2) All notices and communications, including notices with respect to payments, to be addressed:

      Boston Safe Deposit and Trust Company
      Attention:  Jack Dahlsted
      Mail Stop 0280032
      One Cabot Road
      Medford, MA  02155

(3) Send Note to:

      Mellon Securities Trust Company
      120 Broadway, 13th Floor
      New York, NY  10271
      Re:   BayState Health Systems Intermediate Aggregate
            A/C #BPOF3001002

Tax ID #04-2105941

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

MINNESOTA LIFE INSURANCE COMPANY      PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
                                     -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                       $5,000,000

Register Notes in the name of:  Minnesota Life Insurance Company

(1)   All payments by wire transfer of immediately available funds to:

      U.S. Bank Trust N.A.
      Minneapolis, Minnesota
      ABA #091000022
      BNF Minnesota Life Insurance Company
      Account #1801-10-00600-4
      With sufficient information to identify the source and application of such funds.

(2)   The Notes and all other documents and notices should be sent to:

      Minnesota Life Insurance Company
      400 Robert Street North
      St. Paul, Minnesota  55101
      Attention:  Advantus Capital Management, Inc.
      Fax:  (651) 223-5959

Tax I.D. #41-0417830

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

GREAT WESTERN INSURANCE               PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY                              -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                         $500,000

Register Notes in the name of: Zions First National Bank for Great Western Insurance Company

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      Zions First National Bank
      Salt Lake City, UT
      ABA #124-0000-54

      For credit to:    Great  Western  Insurance  Company,   Account  Number:
      80-00005-2

      Reference sufficient information to identify the source and application of such funds.

      Any checks (in lieu of wire transfer) should be sent to the following address:

      Zions First National - Bank Trust Department
      P.O. Box 30880
      Salt Lake City, UT  84130
      Ref:  Great Western Insurance Company

(2)   All notices and statements should be sent to the following address:

      Great Western Insurance Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3)   Deliver original Note to:

      Bank of Utah
      P.O. Box 231
      Ogden, UT  84402
      Attn:  Richard Carroll, Trust Department

Tax I.D. #87-0395954

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                       Principal Amount of
NAME OF PURCHASER                                      NOTES TO BE PURCHASED

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

THE CATHOLIC AID ASSOCIATION          PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
                                     -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                       $1,000,000

Register Notes in the name of:  VAR & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      U.S. Bank, N.A.
      Minneapolis, MN
      ABA #091-000-022

      For credit to:    U.S. Bank Trust, N.A.
                        Account Number:  180121167365,
                        TSU:  47300050

      For further credit to:  Catholic Aid Association (The)
                              Account Number: 12614950
                              Attn: Juleah Foss (651) 244-5958

      Reference sufficient information to identify the source and application of such funds.

(2)   All notices and statements should be sent to the following address:

      Catholic Aid Association (The)
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3)   Deliver original Note to:

      U.S. Bank Trust, N.A.
      180 East Fifth Street
      St. Paul, MN  55101
      Attn: Marilyn Goldberg (SPFT 0901)

Tax I.D. #41-0182070

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

PROTECTED HOME MUTUAL LIFE            PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
INSURANCE COMPANY                    -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                         $500,000

Register Notes in the name of:      Norwest Bank MN as Custodian for
                                    Protected Home Mutual Life Insurance Co.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      Norwest Bank Minnesota, N.A.
      ABA No. 091-000-019
      BNF=Norwest Trust Clearing Mpls
      BNFA=0840245
      OBI=FFC to: Norwest Client Acct. No. 13371700
      Norwest  Client  Account  Name:  Protected  Home Mutual  Life  Insurance
      Company

      Reference sufficient information to identify the source and application of such funds.

(2)   All notices and statements should be sent to the following address:

      Protected Home Mutual Life Insurance Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3)   Deliver original Note to:

      Norwest Bank MN, N.A.
      733 Marquette Ave. Lower Level 1
      Security Control and Transfer
      Minneapolis, MN  55479-0051
      Attn:  Terrie Loosen  (612) 667-0540

Tax I.D. #25-0740310

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

GUARANTEE RESERVE LIFE                PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
INSURANCE COMPANY                    -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                       $1,000,000

Register Notes in the name of:  GANT & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      Mercantile National Bank of Indiana
      Hammond, IN
      ABA #071-912-813

      For credit to:    Guarantee Reserve Life Insurance Company
                  Attn:  Trust Department, Geneva DeVine
                  Account Number:  287000

      Reference sufficient information to identify the source and application of such funds.

(2)   All notices and statements should be sent to the following address:

      Guarantee Reserve Life Insurance Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3)   Deliver original Note to:

      Mercantile National Bank of Indiana
      Ref:  Guarantee Reserve Life Insurance Company
      5243 Hohman Avenue
      Hammond, IN  46320

Tax I.D. #35-0815760

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

NATIONAL TRAVELERS LIFE COMPANY       PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
                                     -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                       $1,000,000

Register Notes in the name of:  VAR & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      U.S. Bank, N.A.
      Minneapolis, MN
      ABA #091-000-022

      For credit to:    U.S. Bank Trust, N.A.
                        Account Number:  180121167365,
                        TSU:  47300050

      For further credit to:  National Travelers Life Company
                              Account Number: 12609110
                              Attn: Juleah Foss (651) 244-5958

      Reference sufficient information to identify the source and application of such funds.

(2) All notices and statements should be sent to the following address:

      National Travelers Life Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3) Deliver original Note to:

      U.S. Bank Trust, N.A.
      180 East Fifth Street
      St. Paul, MN  55101
      Attn: Connie Kemp  (SPFT 0901)

Tax I.D. #42-0432940

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

MUTUAL TRUST LIFE INSURANCE           PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY                              -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                       $1,500,000

Register Notes in the name of:  ELL & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      The Northern Chgo/Trust
      ABA #071-000-152

      For credit to:  Account Number 5186041000

      For further credit to:  Mutual Trust Life Insurance Company
                              Account Number:  26-00621
                              Attn:  Income Collections

      Reference sufficient information to identify the source and application of such funds.

(2) All notices and statements should be sent to the following address:

      Mutual Trust Life Insurance Company
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3) Deliver original Note to:

      Northern Trust Company of New York
      40 Broad Street, 8th Floor
      New York, NY  10004
      Attn: Settlements for Account #26-00621,
            Mutual Trust Life Ins. Company

Tax I.D. #36-1516780

                                   Schedule A

                                                                      SCHEDULE A
                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

FARM BUREAU LIFE INSURANCE            PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY OF MICHIGAN                  -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                       $4,000,000

Register Notes in the name of:  Farm Bureau Life Insurance Company of Michigan

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      Comerica Bank
      Detroit, MI
      ABA #072-000-096

      For credit to:  Trust Operation - Fixed Income
                      Unit Cost Center 98530
                      Account Number:  21585-98530

      For further credit to:  Farm Bureau Life Insurance Company of Michigan
                              Account Number:  011000312124

      Reference sufficient information to identify the source and application of such funds.

(2) All notices and statements should be sent to the following address:

      Farm Bureau Life Insurance Company of Michigan
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3) Deliver original Note to:

      Comerica Bank
      Attn:  Dan Molnar MC  3404
      411 West Lafayette
      Detroit, MI  48275-3404
      Reference:        Farm Bureau Life Insurance Company of Michigan
                        Internal Account Number:  011000312124

Tax I.D. #38-6053670

                                   Schedule A

                                                                      SCHEDULE A
                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

FARM BUREAU LIFE INSURANCE            PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY OF MICHIGAN                  -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                       $1,000,000

Register  Notes  in the name of:  Farm  Bureau  Mutual  Insurance  Company  of
Michigan

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      Comerica Bank
      Detroit, MI
      ABA #072-000-096

      For credit to:  Trust Operation - Fixed Income
                      Unit Cost Center 98530
                      Account Number:  21585-98530

      For further credit to:  Farm Bureau Mutual Insurance Company of Michigan
                              Account Number:  011000312132

      Reference sufficient information to identify the source and application of such funds.

(2)   All notices and statements should be sent to the following address:

      Farm Bureau Mutual Insurance Company of Michigan
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3)   Deliver original Note to:

      Comerica Bank
      Trust Securities Services MC  3404
      411 West Lafayette
      Detroit, MI  48275-3404
      Reference:        Farm Bureau Mutual Insurance Company of Michigan
                        Internal Account Number:  011000312132
      Attn:  Dan Molnar (313) 222-7946

Tax I.D. #38-1316179

                                   Schedule A

                                                                      SCHEDULE A
                       INFORMATION RELATING TO PURCHASERS


                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

FARM BUREAU LIFE INSURANCE            PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY OF MICHIGAN                  -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                         $500,000

Register  Notes in the name of:  Farm  Bureau  General  Insurance  Company  of
Michigan

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      Comerica Bank
      Detroit, MI
      ABA #072-000-096

      For credit to:  Trust Operation - Fixed Income
                      Unit Cost Center 98530
                      Account Number:  21585-98530

      For further credit to:  Farm Bureau General Insurance Company of Michigan
                              Account Number: 011000312140

      Reference sufficient information to identify the source and application of such funds.

(2)   All notices and statements should be sent to the following address:

      Farm Bureau General Insurance Company of Michigan
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3)   Deliver original Note to:

      Comerica Bank
      Attn:  Dan Molnar MC  3462
      411 West Lafayette
      Detroit, MI  48226-3462
      Reference:        Farm Bureau General Insurance Company of Michigan
                        Internal Account Number:  011000312140

Tax I.D. #38-6056228

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

UNITY MUTUAL LIFE INSURANCE           PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY-ANNUITY PORTFOLIO           -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                       $1,000,000

Register Notes in the name of:  TRULIN & CO.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

      Chase NYC
      ABA #021-000-021

      For credit to:    Chase Rochester
                        DDA# 0000400044
                        Attn:  Ms. Roni Norkus  (716) 258-7784

      For further credit to: Unity Mutual Life Insurance Company Annuity
                             Portfolio
                             Advantus-611002310

      reference sufficient information to identify the source and application of funds.

(2)   All notices and statements should be sent to the following address:

      Unity Mutual Life Insurance Company-Annuity Portfolio
      c/o Advantus Capital Management, Inc.
      400 Robert Street North
      St. Paul, MN  55101
      Attn:  Client Administrator

(3)   Deliver original Note to:

      Chase Manhattan Bank
      Attn:  Ms. Roni Norkus
      One Chase Square T-10
      Rochester, NY  14643

Tax I.D. #15-0475585

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

MONY LIFE INSURANCE COMPANY           PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY-ANNUITY PORTFOLIO           -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                      $15,000,000

Register Notes in the name of:  J. ROMEO & CO.

(1) All payments on account of the Notes shall be made by bank wire or intra-bank transfer of Federal or other funds (identifying the issue as Carriage Services, Inc. Senior Notes, Series 1999-B, due July 30, 2006, and the application of the payment as between interest, principal and premium) to:

      Chase Manhattan Bank, ABA #021000021
      For credit to Private Income Processing Account No. 544-755102

(2)   All notices and confirmations relating to payment:

      A.    IF BY REGISTERED MAIL, CERTIFIED MAIL OR FEDERAL EXPRESS:

            The Chase Manhattan Bank
            4 New York Plaza, 13th Floor
            New York, NY  10004
            Attn:  Income Processing - J. Piperato, 13th Floor

            IF BY REGULAR MAIL:

            The Chase Manhattan Bank
            Dept. 3492
            P.O. Box 50000
            Newark, NJ  07101-8006

      B.    WITH A SECOND COPY TO:

            Telecopy Confirms and Notices:

                  (212) 708-2152
                  Attention:  Securities Custody

            Mailing Confirms and Notices:

                  MONY Life Insurance Company
                  1740 Broadway
                  New York, New York  10019
                  Attention: Securities Custody
                             Mail Drop 6-39A

(3) Address for all other communications:

      MONY Life Insurance Company

                                   Schedule A

      1740 Broadway
      New York, New York  10019
      Attention:  MONY Capital Management Unit
      Telecopy No.:  (212) 708-2491

(4)   Deliver Notes to the Law Department of MONY Life Insurance Company:

      1740 Broadway - 7th floor
      New York, NY  10019
      Attention:  Shannon Cloney, Esq.

Tax I.D. #13-1632487

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

THE TRAVELERS INSURANCE COMPANY       PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY-ANNUITY PORTFOLIO            -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                         5,000,000      5,000,000

Register Notes in the name of:  TRAL & CO.

(1) All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) to following account:

      The Travelers Insurance Company - Consolidated Private
         Placement Account No. 910-2-587434
      The Chase Manhattan Bank, N.A.
      One Chase Manhattan Plaza
      New York, New York  10081
      ABA No. 021000021

(2) All notices with respect to payment should be directed to:

      The Travelers Insurance Company
      One Tower Square
      Hartford, Connecticut  06183-2030
      Attention:  Investment Group - Cashier 10 PB
      Facsimile:  860-277-2299

(3) All other communications should be directed to:

      The Travelers Insurance Company
      One Tower Square
      Hartford, Connecticut  06183-2030
      Attention:  Investment Group - Private Placements 9 PB
      Facsimile:  860-954-5243

Tax I.D. #06-0566090

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

THE TRAVELERS INSURANCE COMPANY,      PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
FOR ONE OF ITS SEPARATE ACCOUNTS     -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                         4,000,000

Register Notes in the name of:  TRAL & CO.

(1) All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) to following account:

      The Travelers Insurance Company - Separate Account TLAC
         Account No. 910-2-739365
      The Chase Manhattan Bank, N.A.
      One Chase Manhattan Plaza
      New York, New York  10081
      ABA No. 021000021

(2) All notices with respect to payment should be directed to:

      The Travelers Insurance Company
      One Tower Square
      Hartford, Connecticut  06183-2030
      Attention:  Investment Group - Cashier 10 PB
      Facsimile:  860-277-2299

(3) All other communications should be directed to:

      The Travelers Insurance Company
      One Tower Square
      Hartford, Connecticut  06183-2030
      Attention:  Investment Group - Private Placements 9 PB
      Facsimile:  860-954-5243

Tax I.D. #06-0566090

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

THE TRAVELERS INSURANCE COMPANY,      PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
FOR ONE OF ITS SEPARATE ACCOUNTS     -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                         1,000,000

Register Notes in the name of: The Travelers Insurance Company, for one of its separate accounts

(1) All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) to following account:

      The Travelers Insurance Company - Separate Account SMGA
         Account No. 910-2-720464
      The Chase Manhattan Bank, N.A.
      One Chase Manhattan Plaza
      New York, New York  10081
      ABA No. 021000021

(2) All notices with respect to payment should be directed to:

      The Travelers Insurance Company
      One Tower Square
      Hartford, Connecticut  06183-2030
      Attention:  Investment Group - Cashier 10 PB
      Facsimile:  860-277-2299

(3) All other communications should be directed to:

      The Travelers Insurance Company
      One Tower Square
      Hartford, Connecticut  06183-2030
      Attention:  Investment Group - Private Placements 9 PB
      Facsimile:  860-954-5243

Tax I.D. #06-0566090

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

THE CANADA LIFE ASSURANCE COMPANY     PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
                                     -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                        $4,000,000

Register Notes in the name of:  J. ROMEO & CO.

(1) All payments regarding the Note(s) by bank wire transfer of Federal or other immediately available funds:

      FOR REGULAR PRINCIPAL AND INTEREST

      Chase Manhattan Bank
      ABA 021-000-021
      A/C #900-9-000200
      Trust Account No. G52708, The Canada Life Assurance Company
      Attn:  Doll Balbadar

      Refer to: PPN#, name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date.

      FOR OUR SALE TO A BROKER (FEDERAL WIRE TRANSFERS - CASH):

      Chase Manhattan Bank
      ABA 021-000-021
      A/C #900-9-000168
      Trust Account No. G52708, The Canada Life Assurance Company
      Attn:  Doll Balbadar

      Refer to:  PPN#, name of issuer, rate, maturity date, settlement date

      FOR CALL OR MATURITY:

      Chase Manhattan Bank
      ABA 021-000-021
      A/C #900-9-000192
      Trust Account No. G52708, The Canada Life Assurance Company
      Attn:  Doll Balbadar

      Refer to: PPN#, name of issuer, rate, maturity date, whether principal and/or interest and effective date of call or maturity.

(2)   Send notices of payments and written confirmation of wire transfers to:

                                   Schedule A

      Chase Manhattan Bank
      North America Insurance
      3 Chase MetroTech Centre - 6th Floor
      Brooklyn, NY  11245
      Attn:  Doll Balbadar

      WITH A COPY TO:

      The Canada Life Assurance Company
      330 University Avenue, SP-12
      Toronto, Ontario, Canada  M5G 1R8
      Attn:  Supervisor, Securities Accounting

(3)   Send financial statements and all other communications to:

      The Canada Life Assurance Company
      Corporate Treasury, SP-11
      330 University Avenue
      Toronto, Ontario, Canada  M5G 1R8
      Attn:  Paul English, Associate Treasurer, U.S. Private Placements

(4)   Delivery of Notes:

      FOR NOTES DELIVERED FREE BY LAWYER (PRIMARY MARKET); COURIER

      Chase Manhattan Bank
      4 New York Plaza - 11th Floor
      Receive Window
      New York, NY  10004-2477
      Attention:  Larry Zimmer (212) 623-0987

      For:  The Canada Life Assurance Company
            Trust Account No. G52708

      FOR BROKER DELIVERY AGAINST PAYMENT (SECONDARY MARKET)

      Chase Manhattan Bank
      4 New York Plaza
      Receive Window, Ground Floor
      New York, NY  10004-2477

      For delivery problem, call:  Doll Balbadar  (718) 242-1774

      For:  The Canada Life Assurance Company
            Trust Account No. G52708

Tax I.D. #38-0397420

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

CANADA LIFE ASSURANCE                 PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY OF AMERICA                   -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                          $500,000     $4,000,000

Register Notes in the name of:  J. ROMEO & CO.

(1) All payments regarding the Note(s) by bank wire transfer of Federal or other immediately available funds:

      FOR REGULAR PRINCIPAL AND INTEREST

      Chase Manhattan Bank
      ABA 021-000-021
      A/C #900-9-000200
      Trust Account No. G52709, Canada Life Insurance Company of America
      Attn:  Doll Balbadar

      Refer to: PPN#, name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date.

      FOR OUR SALE TO A BROKER (FEDERAL WIRE TRANSFERS - CASH):

      Chase Manhattan Bank
      ABA 021-000-021
      A/C #900-9-000168
      Trust Account No. G52709, Canada Life Insurance Company of America
      Attn:  Doll Balbadar

      Refer to:  PPN#, name of issuer, rate, maturity date, settlement date

      FOR CALL OR MATURITY:

      Chase Manhattan Bank
      ABA 021-000-021
      A/C #900-9-000192
      Trust Account No. G52709, Canada Life Insurance Company of America
      Attn:  Doll Balbadar

      Refer to: PPN#, name of issuer, rate, maturity date, whether principal and/or interest and effective date of call or maturity.

(2)   Send notices of payments and written confirmation of wire transfers to:

      Chase Manhattan Bank
      North America Insurance
      3 Chase MetroTech Centre - 6th Floor
      Brooklyn, NY  11245
      Attn:  Doll Balbadar

      WITH A COPY TO:

      The Canada Life Assurance Company
      330 University Avenue, SP-12
      Toronto, Ontario, Canada  M5G 1R8
      Attn:  Supervisor, Securities Accounting

(3)   Send financial statements and all other communications to:

      The Canada Life Assurance Company
      Corporate Treasury, SP-11
      330 University Avenue
      Toronto, Ontario, Canada  M5G 1R8
      Attn:  Paul English, Assistant Treasurer, U.S. Private Placements

(4)   Delivery of Notes:

      FOR NOTES DELIVERED FREE BY LAWYER (PRIMARY MARKET); COURIER

      Chase Manhattan Bank
      4 New York Plaza - 11th Floor
      Receive Window
      New York, NY  10004-2477
      Attention:  Larry Zimmer (212) 623-0987

      For:  Canada Life Insurance Company of America
            Trust Account No. G52709

      FOR BROKER DELIVERY AGAINST PAYMENT (SECONDARY MARKET)

      Chase Manhattan Bank
      4 New York Plaza
      Receive Window, Ground Floor
      New York, NY  10004-2477

      For delivery problem, call:  Doll Balbadar  (718) 242-1774

      For:  Canada Life Insurance Company of America
            Trust Account No. G52709

Tax I.D. #38-2816473

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

CANADA LIFE ASSURANCE                 PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
COMPANY OF NEW YORK                  -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                          $500,000

Register Notes in the name of:  J. ROMEO & CO.

(1) All payments regarding the Note(s) by bank wire transfer of Federal or other immediately available funds:

      FOR REGULAR PRINCIPAL AND INTEREST

      Chase Manhattan Bank
      ABA 021-000-021
      A/C #900-9-000200
      Trust Account No. G52685, Canada Life Insurance Company of New York
      Attn:  Doll Balbadar

      Refer to: PPN#, name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date.

      FOR OUR SALE TO A BROKER (FEDERAL WIRE TRANSFERS - CASH):

      Chase Manhattan Bank
      ABA 021-000-021
      A/C #900-9-000168
      Trust Account No. G52685, Canada Life Insurance Company of New York
      Attn:  Doll Balbadar

      Refer to:  PPN#, name of issuer, rate, maturity date, settlement date

      FOR CALL OR MATURITY:

      Chase Manhattan Bank
      ABA 021-000-021
      A/C #900-9-000192
      Trust Account No. G52685, Canada Life Insurance Company of New York
      Attn:  Doll Balbadar

      Refer to: PPN#, name of issuer, rate, maturity date, whether principal and/or interest and effective date of call or maturity.

(2)   Send notices of payments and written confirmation of wire transfers to:

                                   Schedule A

      Chase Manhattan Bank
      North America Insurance
      3 Chase MetroTech Centre - 6th Floor
      Brooklyn, NY  11245
      Attn:  Doll Balbadar

      WITH A COPY TO:

      The Canada Life Assurance Company
      330 University Avenue, SP-12
      Toronto, Ontario, Canada  M5G 1R8
      Attn:  Supervisor, Securities Accounting

(3)   Send financial statements and all other communications to:

      The Canada Life Assurance Company
      Corporate Treasury, SP-11
      330 University Avenue
      Toronto, Ontario, Canada  M5G 1R8
      Attn:  Paul English, Assistant Treasurer, U.S. Private Placements

(4)   Delivery of Notes:

      FOR NOTES DELIVERED FREE BY LAWYER (PRIMARY MARKET)

      Chase Manhattan Bank
      4 New York Plaza - 11th Floor
      Receive Window
      New York, NY  10004-2477
      Attention:  Larry Zimmer (212) 623-0987

      For:  Canada Life Insurance Company of New York
            Trust Account No. G52685

      FOR BROKER DELIVERY AGAINST PAYMENT (SECONDARY MARKET)

      Chase Manhattan Bank
      4 New York Plaza
      Receive Window, Ground Floor
      New York, NY  10004-2477

      For delivery problem, call:  Doll Balbadar  (718) 242-1774

      For:  Canada Life Insurance Company of New York
            Trust Account No. G52685

Tax I.D. #13-2690792

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            PRINCIPAL AMOUNT OF
NAME OF PURCHASER                                          NOTES TO BE PURCHASED
-----------------                                          ---------------------

GREAT-WEST LIFE & ANNUITY             PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
INSURANCE COMPANY                    -------------------------------------------
                                     SERIES 1999-A  SERIES 1999-B  SERIES 1999-C
                                     -------------  -------------  -------------
                                                       $9,000,000

Register Notes in the name of:  Great-West Life & Annuity Insurance Company

(1)   Payments of principal and interest - wire instructions:

      ABA #021-000-018 BKofNYC/CTR/BBK=IOC565
      Instit. Custody Department - GWL #640935

      Special Instructions:   1)  security description (PPN#)
                              2)  allocation of payment between principal and
                                  interest, and
                              3)  confirmation of principal balance.

(2)   Notice of payments:

      The Bank of New York
      Institutional Custody Department, 14th Floor
      One Wall Street
      New York, New York  10286

      Telecopier:  (212) 635-8844

(3) Notice for other communications, financial statements, trustee reports, etc.

      Great-West Life & Annuity Insurance Company
      8515 East Orchard Road
      3rd Floor, Tower 2
      Englewood, Colorado  80111
      Attention:  Corporate Finance Investments

      Telecopier:  (303) 689-6193

(4)   Physical delivery of securities - New issue

      The Bank of New York
      3rd Floor, Window A
      One Wall Street
      New York, New York  10286
      Attention:  Receive/Deliver Department - GWL #640935

Tax I.D. #84-0467907

                                   Schedule A

                                                                      SCHEDULE B

                                  DEFINED TERMS

            As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

            "ADJUSTED CONSOLIDATED NET WORTH" means, as of any date, consolidated stockholders' equity of the Company and its Restricted Subsidiaries on such date, determined in accordance with GAAP, plus the amount of outstanding Trust Convertible Preferred Securities that are reflected on the consolidated balance sheet of the Company as of such date in accordance with GAAP, less the amount by which outstanding Restricted Investments on such date exceed 15% of consolidated stockholders' equity of the Company and its Restricted Subsidiaries on such date.

            "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

            "ATTRIBUTABLE DEBT" means, as to any particular lease relating to a Sale-and-Leaseback Transaction, the present value of all lease rentals required to be paid by the Company or any Restricted Subsidiary under such lease during the remaining term thereof (determined in accordance with generally accepted financial practice using a discount factor equal to the interest rate implicit in such lease if known or, if not known, of 8% per annum).

            "BANK GUARANTY" means the Guaranty dated June 14, 1999 from the Subsidiaries party thereto in favor of the banks party to the Credit Agreement, as such agreement may be amended, restated or otherwise modified, and any successor thereto, and any other Guaranty that any Subsidiary may issued in favor of any parties to the Credit Agreement.

            "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or New York City are required or authorized to be closed.

                                   Schedule B

            "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.


            "CAPITAL LEASE OBLIGATION" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.


            "CARRIAGE BUSINESS DEVELOPMENT PROGRAM" a program of the Company whereby not more than 20 former owners of funeral homes or cemeteries receive preferred securities of a Restricted Subsidiary pursuant to which the holder is entitled to receive up to 10% of a Restricted Subsidiary's cash flow in excess of a predetermined level. Not more than ten Restricted Subsidiaries will participate in the program and the recipients of the preferred securities are individuals whose funeral homes or cemeteries were acquired by the Company or a Restricted Subsidiary. The preferred securities entitle the holder to receive only up to 10% of excess cash flow as and when earned, do not constitute a claim on the assets of the Restricted Subsidiary and are subject to mandatory redemption by the Restricted Subsidiary at maturity (not more than ten years) at a redemption price expressed as a multiple of such excess cash flow.

            "CHANGE OF CONTROL EVENT" means, the (i) acquisition through purchase or otherwise by any Person, or group of Persons acting in concert, directly or indirectly, in one or more transactions, of beneficial ownership or control of securities representing more than 50% of the combined voting power of the Company's Voting Stock (including the agreement to act in concert by Persons who beneficially own or control securities representing more than 50% of the combined voting power of the Company's Voting Stock), or (ii) entering into by the Company of a written agreement providing for or contemplating an acquisition described in clause (i) hereof. For purposes of the foregoing sentence, "Person" or "group of Persons" shall not include a Restricted Subsidiary, the Current Management of the Company or a "group of Persons" that includes all of the Current Management of the Company, so long as such Current Management has active decision or policy making roles in such group and a significant investment in connection with such acquisition. The date on which the acquisition described in clause (i) of the first sentence occurs is referred to as the "EFFECTIVE DATE OF THE CHANGE OF CONTROL."

            "CLOSING" is defined in Section 3.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

            "COMPANY" means Carriage Services, Inc., a Delaware corporation.

            "CONFIDENTIAL INFORMATION" is defined in Section 20.

            "CONSOLIDATED FIXED CHARGES" means, for any period, the sum of (i) Consolidated Rentals for such period under all leases other than Capital Leases,
(ii) Consolidated

                                   Schedule B

Interest Expense for such period and (iii) all capitalized interest of the Company and its Restricted Subsidiaries incurred during such period.

            "CONSOLIDATED INCOME AVAILABLE FOR FIXED CHARGES" means, for any period, Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) all provisions for federal, state and other income taxes made by the Company and its Restricted Subsidiaries during such period, (ii) depreciation and amortization expense of the Company and its Restricted Subsidiaries for such period, and (iii) Consolidated Fixed Charges for such period.

            "CONSOLIDATED INDEBTEDNESS" means, as of any date, Indebtedness of the Company and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

            "CONSOLIDATED INTEREST EXPENSE" means, for any period, the consolidated interest expense of the Company and its Restricted Subsidiaries for such period determined in accordance with GAAP (including imputed interest on Capital Lease Obligations); provided that interest accruing on the Company's Trust Debentures following an interest payment deferment by the Company on the Trust Debentures in accordance with the terms thereof shall not be deemed interest expense during the period of such deferral.

            "CONSOLIDATED NET INCOME" means, for any period, the net income (or deficit) of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (a) any gain or loss on the sale or disposition of Investments or fixed or capital assets, including any tax effect; (b) the proceeds of life insurance policies; (c) net earnings and losses of any Person accrued prior to the date it became a Restricted Subsidiary; (d) net earnings and losses of any Person (other than a Restricted Subsidiary), substantially all the assets of which have been acquired in any manner, realized by such other Person prior to the date of such acquisition; (e) net earnings and losses of any Person (other than a Restricted Subsidiary) with which the Company or a Restricted Subsidiary shall have consolidated or which shall have merged into or with the Company or a Restricted Subsidiary prior to the date of such consolidation or merger; (f) net earnings of any business entity (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Restricted Subsidiary in the form of cash distributions; (g) the undistributed earnings of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of its charter or any applicable agreement, instrument, judgment, decree, order, statute, rule or governmental regulation; (h) any gains resulting from any reappraisal, revaluation or write-up of any assets; (i) any deferred or other credit representing the excess of equity in any Restricted Subsidiary at the date of acquisition over the cost of the investment in such Restricted Subsidiary; (j) any gain arising from the acquisition of any security or the extinguishment, under GAAP, of any Indebtedness of the Company or any Restricted Subsidiary; (k) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made

                                   Schedule B
out of income accrued during such period; and (l) any extraordinary, unusual or non-recurring gain or loss (net of any tax effect).

            "CONSOLIDATED RENTALS" means, for any period, the rentals of the Company and its Restricted Subsidiaries for such period under all leases, determined on a consolidated basis in accordance with GAAP.

            "CONSOLIDATED TOTAL ASSETS" means, as of any date, the assets and properties of the Company and its Restricted Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP.

            "CONSOLIDATED TOTAL CAPITALIZATION" means, as of any date, the sum of Consolidated Indebtedness and Adjusted Consolidated Net Worth as of such date.

            "CREDIT AGREEMENT" means the Credit Agreement dated as of June 14, 1999 between the Company and the lenders party thereto, as such agreement may be hereafter amended, restated, refinanced, increased or reduced from time to time, and any successor or replacement credit agreement or similar facility.

            "CURRENT  MANAGEMENT  OF THE COMPANY"  means Melvyn Payne and Mark
Duffy.

            "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

            "DEFAULT RATE" means that rate of interest that is the greater of
(i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Bank of America in Chicago, Illinois or its successor as its "base" or "prime" rate.

            "DISTRIBUTION" means, in respect of any Person:

            (a) dividends or other distributions or payments on capital stock or other equity interests of such Person (except distributions in such stock or other equity interests); and

            (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

            "ENVIRONMENTAL LAWS" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but

                                   Schedule B
not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

            "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

            "EVENT OF DEFAULT" is defined in Section 11.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

            "GOVERNMENTAL AUTHORITY" means

            (a)   the government of

                  (i) the United States of America or any state or other political subdivision thereof, or

                  (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

            "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

            (a) to purchase such indebtedness or obligation or any property constituting security therefor;

            (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                                   Schedule B

            (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

            (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

            "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

            "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

            "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

            (a)   its liabilities for borrowed money;

            (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (c) all liabilities appearing on its balance sheet in respect of Capital Lease Obligations;

            (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

            (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

                                   Schedule B

            "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than $2,000,000 in aggregate principal amount of the Notes, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

            "INTERCREDITOR AGREEMENT"  is defined in Section 4.11.

            "INVESTMENTS" means any investment made, in cash or by delivery of property, directly or indirectly, by any Person, in (i) any other Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise or (ii) any property.

            "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

            "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

            "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

            "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or
(c) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.

            "MEMORANDUM" is defined in Section 5.3.

            "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

            "NOTES" is defined in Section 1.1.

            "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

            "OTHER PURCHASERS" is defined in Section 2.

                                   Schedule B

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

            "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

            "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

            "PRIORITY DEBT" means, as of any date, the sum (without duplication) of (a) Indebtedness of Restricted Subsidiaries on such date (other than Indebtedness of Restricted Subsidiaries incurred pursuant to Section 10.3(a) or
(b)), (b) Indebtedness of the Company that has been guaranteed by any Restricted Subsidiary that is not a Subsidiary Guarantor, (c) Indebtedness of the Company and its Restricted Subsidiaries secured by Liens not otherwise permitted by
Section 10.6(a) through (h) on such date and (d) Attributable Debt.

            "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

            "PURCHASER" means each purchaser listed in Schedule A.

            "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

            "REQUIRED HOLDERS" means, at any time, the holders of at least a majority in principal amount of the Series 1999 Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

            "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

            "RESTRICTED INVESTMENTS" means all Investments of the Company and its Restricted Subsidiaries, other than:

            (a) property or assets to be used or consumed in the ordinary course of business;

            (b) current assets arising from the sale of goods or services in the ordinary course of business;

                                   Schedule B

            (c) Investments in Restricted Subsidiaries or in any Person that, as a result thereof, becomes a Restricted Subsidiary;

            (d) Investments existing as of the date of this Agreement that are listed in the attached Schedule B-1;

            (e)   Investments in:

                  (i) obligations, maturing within one year from the date of acquisition, of or fully guaranteed by the United States of America or an agency thereof;

                  (ii) state, or municipal securities having an effective
            maturity within one year from the date of acquisition that are rated in one of the top two rating classifications by at least one nationally recognized rating agency;

                  (iii) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition of or issued by Bank of America or other commercial banks whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank) are rated in one of the top two rating classifications by at least one nationally recognized rating agency;

                  (iv) commercial paper maturing within 270 days from the date of issuance that, at the time of acquisition, is rated in one of the top two rating classifications by at least one credit rating agency of recognized national standing; and

                  (v) money market instrument programs that are properly
            classified as current assets in accordance with GAAP; and

            (f) Investments in or by any perpetual care trust, merchandise trust, preneed trust, preconstruction trust or other trust arrangement established by the Company or any Restricted Subsidiary as required by applicable law and regulations with a Person that is not an Affiliate serving as trustee and managing the investments of such trust in accordance with and as required by applicable law and regulation; and

            (g) Investments in less than 50% of the outstanding Voting Stock of Persons that own or operate funeral homes or cemeteries in jurisdictions that prohibit ownership of 50% or more of such Voting Stock by the Company or a Restricted Subsidiary and in which the cost of each such Investment does not exceed $10,000.

            "RESTRICTED PAYMENT" means any Distribution in respect of the Company or any Restricted Subsidiary of the Company (other than on account of capital stock or other equity interests of a Restricted Subsidiary owned legally and beneficially by the Company or another

                                   Schedule B

Restricted Subsidiary), including any Distribution resulting in the acquisition by the Company of securities that would constitute treasury stock.

            "RESTRICTED SUBSIDIARY" means CHC Insurance Agency of Ohio, Inc. and any other Subsidiary (a) of which at least 80% of the voting securities are owned by the Company and/or one or more Wholly Owned Restricted Subsidiaries and of which the Company has management control and (b) that the Company has not designated an Unrestricted Subsidiary by notice in writing (including designation in Section 5.4) given to the holders of the Notes.

            "SALE AND LEASEBACK TRANSACTION" means a transaction or series of transactions pursuant to which the Company or any Restricted Subsidiary shall sell or transfer to any Person (other than the Company or a Restricted Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any Restricted Subsidiary shall rent or lease as lessee (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties that it intends to use for the same purpose or purposes as such property.

            "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

            "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

            "SERIES 1999 NOTES" is defined in Section 1.2.

            "SERIES 1999-A NOTES" is defined in Section 1.2.

            "SERIES 1999-B NOTES" is defined in Section 1.2.

            "SERIES 1999-C NOTES" is defined in Section 1.2.

            "SOURCE" is defined in Section 6.2

            "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

            "SUBSIDIARY GUARANTOR" is defined in Section 1.1.

                                   Schedule B

            "SUBSIDIARY GUARANTY" is defined in Section 1.1.

            "SUPPLEMENT" is defined in Section 1.1.

            "THIS AGREEMENT" OR "THE AGREEMENT" is defined in Section 17.3.

            "TRUST DEBENTURES" means the Company's 7% Convertible Junior Subordinated Debentures due 2029 issued to the Company's Subsidiary, Carriage Services Capital Trust, in the original principal amount of $93,500,000.

            "TRUST CONVERTIBLE PREFERRED SECURITIES" means the 7% Convertible Preferred Securities, Term Income Deferrable Equity Securities issued by Carriage Services Capital Trust in the aggregate liquidation amount of $93,500,000.

            "UNRESTRICTED SUBSIDIARY" means any Subsidiary of the Company that has not been designated a Restricted Subsidiary.

            "VOTING STOCK" means securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

            "WHOLLY OWNED SUBSIDIARY" or "WHOLLY OWNED RESTRICTED SUBSIDIARY" mean, at any time, any Subsidiary, or Restricted Subsidiary, as the case may be, 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly Owned Subsidiaries or Wholly Owned Restricted Subsidiaries, as the case may be, at such time.

                                   Schedule B

                                                                    SCHEDULE B-1

                              EXISTING INVESTMENTS

                                  Schedule B-1

                                                                    SCHEDULE 5.3

                              DISCLOSURE MATERIALS

                                  Schedule 5.3

                                                                    SCHEDULE 5.4

                           SUBSIDIARIES AND OWNERSHIP
                               OF SUBSIDIARY STOCK

                                  Schedule 5.4

                                                                    SCHEDULE 5.5

                              FINANCIAL STATEMENTS

                                  Schedule 5.5

                                                                    SCHEDULE 5.8

                                   LITIGATION

                                  Schedule 5.8

                                                                   SCHEDULE 5.11

                             LICENSES, PERMITS, ETC.

                                  Schedule 5.11

                                                                   SCHEDULE 5.14

                                 USE OF PROCEEDS

                                  Schedule 5.14

                                                                   SCHEDULE 5.15

                              EXISTING INDEBTEDNESS

                                  Schedule 5.15

                                                                   SCHEDULE 10.2

                                 EXISTING LIENS

                                  Schedule 10.2